U.S. SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                           FORM 8-K

                         CURRENT REPORT


                         Date of Report
                    (Date of earliest event
                           reported):

                        May 23, 2002
                  --------------------------



                    ENTERPRISES SOLUTIONS, INC.
                   ----------------------------
       (Exact name of registrant as specified in its Charter)


    Nevada                      000-28195             88-0232148
(State or other jurisdiction   (Commission 		(IRS Employer
  of incorporation)            File Number)         Identification No.)



      140 Wood Road, Suite 200
           Braintree, MA                                 02184
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code: 781-356-4387
                                                    781-356-4413























                         FORM 8-K

                    ENTERPRISES SOLUTIONS, INC.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Effective Thursday, May 23, 2002, Alfred T. Saker and Charles E. Bobbish resigned as Directors and Officers of the Company, and Mr. Bruce Bragagnolo was elected as the sole Director and as President and Chief Executive Officer of the Company. Mr. Bragagnolo is, and for the past five years has been, a practicingsecurities lawyer in Vancouver, British Columbia, Canada.


                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 19, 2002

                                    Enterprises Solutions, Inc.


                                    By: /s/ Bruce Bragagnolo
                                        ------------------------
                                        Bruce Bragagnolo
                                    President and Chief Executive Officer